                                                                   EXHIBIT 10.21

                       FIRST AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT


         FIRST AMENDMENT, dated as of January 30, 2002 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of December 27, 2001 (the "Credit Agreement"), by and among Packaged Ice, Inc., a Texas corporation (the "Borrower"), the lenders listed on Schedule I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lender" (the "Additional Lender" and together with the Continuing Lenders, each a "Lender" and collectively the "Lenders"), and Ableco Finance LLC, a Delaware limited liability company ("Ableco"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent") and as the administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

                                    RECITALS

         The Borrower, the Continuing Lenders and the Agents have agreed to amend the Credit Agreement to: (i) evidence the resignation of Ableco as Administrative Agent and the appointment of The CIT Group/Business Credit, Inc., a New York corporation ("CIT"), as the new Administrative Agent, (ii) add the Additional Lender as a party to the Credit Agreement and evidence the assignment by Ableco of the Total Revolving Credit Commitment to the Additional Lender, and
(iii) make certain other changes to the Credit Agreement.

         In consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions.

         All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

         2. Preamble. The preamble to the Credit Agreement is hereby amended in its entirety to read as follows:

         "Second Amended and Restated Credit Agreement, dated as of December 27, 2001, by and among Packaged Ice, Inc., a Texas corporation (the "Borrower"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), Ableco Finance LLC, a Delaware limited liability company ("Ableco"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent") and The CIT Group/Business Credit, Inc., a New York corporation ("CIT"), as successor in interest to Ableco as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents")."

         3. Existing Definitions.

             (a) The definition of the term "Administrative Agent's Account" in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         ""Administrative Agent's Account" means (i) initially Chase Manhattan Bank (New York, New York), Account Name: The CIT Group/Business Credit, Inc., ABA #: 021000021, Account #: 144016503, Ref: Packaged Ice, Inc., and (ii) upon the election of the Administrative Agent another account at a bank designated by the Administrative Agent from time to time as the account into which the Borrower shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents."

             (b) The definition of the term "Fixed Charge Coverage Ratio" in
Section 1.01 of the Credit Agreement is hereby amended by deleting clause
(ii)(A) thereof and substituting in lieu thereof the following:

         "(A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid or prepaid during such period to the extent there is an equivalent permanent reduction in the commitments thereunder, plus"

             (c) The definition of the term "Guaranty" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         ""Guaranty" means each Amended and Restated Guaranty or a Guaranty substantially in the form of Exhibit A, made by any Guarantor in favor of the Agents and the Lenders pursuant to Section 7.01(b) or otherwise."

             (d) The definition of the term "Mortgage" in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "Section 7.01(o)" contained therein and substituting in lieu thereof "Section 7.01(n)".

             (e) The definition of the term "Obligations" in Section 1.01 of the Credit Agreement is hereby amended by inserting the words "under the Loan Documents" after the words "all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders" in the first and second lines of such definition.

             (f) The definition of the term "Payment Office" in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "450 Park Avenue, 29th Floor, New York, New York 10022" and substituting in lieu thereof "5420 LBJ Freeway, Suite 200, Dallas, Texas 75240".

         4. Making the Loans.

             (a) The proviso in the first sentence of Section 2.02(c)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "provided, however, that (a) the Administrative Agent shall in no event fund any such Revolving Loans if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders on the Business Day prior to the date of the proposed Revolving Loan that one or more of the conditions precedent contained in Section
         5.02 will not be satisfied at the time of the proposed Revolving Loan, and (b) the Administrative Agent may, but shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied."

             (b) The third sentence of Section 2.02(c)(ii) of the Credit Agreement is hereby amended by inserting the parenthetical "(subject to the satisfaction of the conditions precedent contained in Section 5.02)" after the words "each Revolving Lender shall" in such sentence.

         5. Fees. Clause (ii) of Section 2.06(d) of the Credit Agreement is hereby amended by deleting the words "the date on which all Obligations are paid in full" and substituting in lieu thereof "the date on which all Obligations are paid in full and the Commitments are terminated".

         6. Apportionment of Payments.

             (a) Section 4.04(b) of the Credit Agreement is hereby amended by
(i) deleting the words "subject to the provisions of this Agreement" immediately prior to clause (i) of that Section and substituting in lieu thereof "notwithstanding any other provisions of this Agreement" and (ii) adding the words ", expense reimbursements" after the words "in respect of any fees" in clauses (ii) and (v) of that Section.

             (b) Section 4.04(d) of the Credit Agreement is hereby deleted it in its entirety and new Section 4.04(d) is inserted to read as follows:

         "(d) For the purposes of Section 4.04(b), "paid in full" with respect to fees, expense reimbursements and interest, shall include any fees and expenses incurred during any Insolvency Proceeding of a Loan Party, and interest which accrued or would have accrued after the commencement of any Insolvency Proceeding, irrespective of whether a claim for such fees, expense reimbursements and interest is allowable in such Insolvency Proceeding."

             (c) Section 4.04 of the Credit Agreement is hereby amended by inserting a new clause (f) after Section 4.04(e) to read in its entirety as follows:

         "(f) For the avoidance of doubt, subject to Section 8.01, all proceeds of Accounts Receivable and Eligible Equipment shall be deposited into the Lockboxes or Collection Accounts, and sent to the Payment Office to be credited to the Administrative Agent's Account for application to the Revolving Loans pursuant to Sections 2.05(c)(iii) and 8.01."

         7. Reporting Requirements. Section 7.01(a)(vi) of the Credit Agreement is hereby amended by adding the following proviso to the end of such Section:

         "provided that, notwithstanding anything to the contrary herein, the Borrower shall provide each Agent and each Lender a Borrowing Base Certificate any time the Borrower makes a Disposition of Accounts Receivable and/or Equipment that are included in the calculation of the Borrowing Base and that results in Net Cash Proceeds of $100,000 or more".

         8. Inspection Rights. Section 7.01(f) of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

         "Notwithstanding anything to the contrary contained herein, in the absence of an Event of Default, any Agent shall have the right to conduct, during normal business hours, appraisals or valuations of the Ice Factories or other Eligible Equipment and to conduct Phase I Environmental Site Assessments for each parcel of Real Property, in each case in addition to those permitted in the immediately preceding sentence, provided that the expense of such additional appraisals, valuations or site assessments shall not be reimbursable by the Borrower or any Guarantor and shall be paid by the Agent conducting such additional appraisals, valuations or site assessments."

         9. Change in Collateral: Collateral Records. Section 7.01(l) of the Credit Agreement is hereby amended by deleting all references in such Section to "the Collateral Agent" and in each instance substituting in lieu thereof "the Agents" and deleting all references to "the Collateral Agent's" and in each instance substituting in lieu thereof "the Agents'".

         10. Negative Covenants: Certain Agreements. Section 7.02(r) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(r) Certain Agreements. Agree, or permit any Subsidiary to agree, to any material amendment or other material change to or material waiver of any of its rights under any Material Contract."

         11. Collection of Accounts Receivable.

             (a) Section 8.01(a) of the Credit Agreement is hereby amended by
(i) deleting the words "45 days from the Effective Date" from the first sentence of that Section and substituting in lieu thereof "March 15, 2002", (ii) deleting the seventh sentence of that Section, which begins "All funds received in the Collection Accounts shall be processed . . ." and (iii) deleting the ninth sentence of that Section, which begins "During the continuance of an Event of Default, the Administrative Agent shall charge. . . ".

             (b) Section 8.01(b) of the Credit Agreement is hereby amended by
(i) deleting the words "on or prior to the Effective Date" from the first sentence of that Section and substituting in lieu thereof "on or prior to the Lockbox Effective Date", (ii) deleting the words "On or prior to the Effective Date" from the beginning of the second sentence of that Section and substituting in lieu thereof "On or prior to the Lockbox Effective Date", and (iii) deleting the words "within 30 days of the Effective Date" from the third sentence of that Section (which sentence begins with the words, "The Borrower and the other Loan Parties . . .") and substituting in lieu thereof "on or prior to the Lockbox Effective Date".

             (c) Section 8.01(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(d) Application of Funds in Cash Concentration Account. Prior to the Lockbox Effective Date, all funds received in the Cash Concentration Account shall be processed by the Cash Concentration Account Bank in accordance with the instructions of the officers and agents of the Borrower and the other Loan Parties in accordance with prior practice. On and after the Lockbox Effective Date, all funds received in the Cash Concentration Account shall be sent by wire transfer or Automated Clearing House, Inc. payment to the Administrative Agent's Account for application at the end of each Business Day to reduce the then principal balance of the Obligations, conditional upon final payment to the Administrative Agent. The Administrative Agent shall charge the Loan Account on the last day of each month with two (2) collection days for all such collections. No checks, drafts or other instruments received by the Administrative Agent shall constitute final payment to the Administrative Agent unless and until such checks, drafts or instruments have actually been collected."

             (d) Section 8.01(e) of the Credit Agreement is hereby amended by deleting all references in that Section to "the Collateral Agent" and in each instance substituting in lieu thereof "the Agents".

         12. Status of Accounts Receivable and Other Collateral. Clause (e) of
Section 8.03 of the Credit Agreement is hereby amended by deleting the words "the Collateral Agent" and substituting in lieu thereof "the Agents".

         13. Rights, Exculpation, Etc. Clause (i) in the second sentence of
Section 10.03 of the Credit Agreement is hereby amended by deleting each reference in such clause to "the Collateral Agent" and in each instance substituting in lieu thereof "the Agents".

         14. Collateral Matters. Section 10.08(a) of the Credit Agreement is hereby amended by inserting a proviso at the end of the fifth sentence (which sentence begins with the words, "Without limitation to its obligations pursuant to Section 10.05, each Lender agrees . . .") of Section 10.08(a) to read as follows:

         ", provided that (i) nothing contained in this Section 10.08 shall require any Revolving Loan Lender to fund its Pro Rata Share of Collateral Agent Advances if such funding would cause the aggregate amount of Revolving Credit Loans and Letter of Credit Obligations of such Revolving Loan Lender and such Revolving Loan Lender's Pro Rata Share of all Collateral Agent Advances to exceed the Revolving Credit Commitment of such Revolving Loan Lender and (ii) notwithstanding anything to the contrary, the reimbursement and indemnification obligations of each Revolving Loan Lender under Section 10.05, other than with respect to reimbursement and indemnification obligations with respect to Collateral Agent Advances under this Section 10.08, which are subject to the limitations contained in clause (i) above, shall not be subject to the limitations contained in clause (i) above."

         15. Amendments, Etc. Section 11.02(b) of the Credit Agreement is hereby amended by deleting the words "approval of the Lenders" and substituting in lieu thereof the words "approval of the Agents and/or the Lenders".

         16. Resignation of Ableco as Administrative Agent.

             (a) Confirmation of Resignation. Ableco hereby gives notice of and confirms its resignation as Administrative Agent pursuant to Section 10.07 of the Credit Agreement, effective as of the Amendment Effective Date (as such term is hereinafter defined).

             (b) Appointment of Successor. The Lenders hereby appoint CIT, effective as of the Amendment Effective Date, to be the successor Administrative Agent pursuant to Section 10.07 of the Credit Agreement.

             (c) Acceptance by Successor. CIT hereby accepts its appointment as Administrative Agent effective as of the Amendment Effective Date.

         17. Administrative Agent's Assignment and Acceptance.

             (a) Assignment. Ableco hereby assigns, without recourse and, except as specifically provided herein, without representation or warranty, as of the Amendment Effective Date to CIT, all of Ableco's right, title and interest, in its capacity as Administrative Agent, in, to and under (a) the Credit Agreement and (b) the other Loan Documents (collectively, the "Assigned Items").

             (b) Acceptance. CIT hereby accepts, as of the Amendment Effective Date, all of Ableco's right, title and interest, in its capacity as Administrative Agent, in, to and under the Assigned Items.

             (c) Effect on Loan Documents. Effective as of the Amendment Effective Date, all references in the Credit Agreement and the Loan Documents to the Administrative Agent shall be deemed, where appropriate, to be references to CIT, in its capacity as Administrative Agent.

             (d) Further Assurances. Ableco shall promptly execute and deliver, from time to time, upon the written request of the Administrative Agent, and at the expense of the Borrower, any and all such further instruments and documents and take such further action as the Administrative Agent may reasonably deem necessary in obtaining the full benefits of this Amendment, the Credit Agreement and the other Loan Documents, and of the rights and powers herein and therein granted. In the event that, on or after the Amendment Effective Date, Ableco receives any moneys which are delivered to it, in its capacity as predecessor Administrative Agent under the Credit Agreement, the Borrower, and CIT, as Administrative Agent, and the Lenders hereby agree that the only obligation of Ableco shall be to forward, at the expense of the Borrower, such moneys to CIT, in its capacity as the Administrative Agent, in accordance with the written instructions given by CIT to Ableco on the date hereof, and that Ableco shall incur no liability in connection therewith.

         18. Additional Lender; Total Revolving Credit Commitment. (a) On and as of the Amendment Effective Date, Ableco shall sell and assign and the Additional Lender shall purchase and assume, at the principal amount thereof, such interests in the Revolving Loans outstanding on such date and Ableco shall assign and the Additional Lender shall assume the Revolving Credit Commitment of Ableco, in each case as shall be necessary in order that, after giving effect to all such assignments and purchases, the Commitments will be as set forth in Annex I to this Amendment, and the Commitments will be held by the Lenders ratably in accordance with their Pro Rata Shares in the Commitments as set forth in Annex I to this Amendment. Such sales, assignments and purchases shall be without recourse, representation or warranty, except that (i) Ableco represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any adverse claim and (ii) paragraph 2 of Exhibit H to the Credit Agreement is hereby incorporated by reference as if set forth herein and Ableco shall be deemed to have made the representations, warranties and statements of Assignor in such paragraph and the Additional Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraph. Notwithstanding the terms of Section 11.07 of the Credit Agreement, no processing fee shall be charged by the Agents in connection with the sales, assignments and purchases described in this subparagraph (a).

             (a) On the Amendment Effective Date, (i) the Additional Lender shall pay the purchase price for the Revolving Loans purchased by it pursuant to subparagraph (a) of this paragraph 18 by wire transfer of immediately available funds to the Collateral Agent, not later than 11:00 a.m. (New York City time) on such date, and (ii) the Collateral Agent shall promptly pay to Ableco the purchase price for the Revolving Loans sold by it pursuant to subparagraph (a) of this paragraph 18, out of the amounts received by it pursuant to clause (i) of this subparagraph (b), by wire transfer of immediately available funds to an account designated by Ableco. If either Ableco or the Additional Lender erroneously receives funds that are in fact owed to another Lender, it hereby agrees to transfer such funds to the correct recipient of such funds.

             (b) The Borrower hereby consents to the addition of the Additional Lender and to the sales, assignments and purchases provided for in subparagraphs
(a) and (b) of this paragraph 18 and agrees that the Additional Lender shall have all of the rights of a Lender under the Credit Agreement with respect to the interests purchased by it pursuant to such subparagraphs. Commencing on the Amendment Effective Date, the Additional Lender hereby agrees that it will be a party to the Credit Agreement, will be bound by the terms and conditions of the Credit Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Credit Agreement and the Loan Documents.

         19. Schedule 1.01(A). Schedule 1.01(A) to the Credit Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.

         20. Conditions to Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") upon satisfaction in full of the following conditions precedent:

             (a) The representations and warranties contained in this Amendment,
Article VI of the Credit Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the date of this Amendment, or result from this Amendment becoming effective in accordance with its terms.

             (b) The Collateral Agent shall have received (i) counterparts of this Amendment that bear the signatures of each of the Borrower and the Lenders, including the Additional Lender and (ii) counterparts of an Acknowledgement and Consent, in the form of Annex II to this Amendment, that bear the signature of each Guarantor.

             (c) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

         21. Borrower Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:

             (a) The Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

             (b) The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Borrower or any of the Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Borrower's property.

             (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended hereby.

             (d) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

             (e) The representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default has occurred and is continuing on and as of the date hereof.

         22. Continued Effectiveness of Credit Agreement. The Borrower hereby
(a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Credit Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the ratable benefit of the Lenders, or to grant to the Collateral

Agent for the ratable benefit of the Lenders a security interest in or Lien on, any collateral as security for the Obligations of the Borrower, or any of its Subsidiaries or any Guarantor from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

         23. Miscellaneous.

             (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

             (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

             (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

             (d) Borrower will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to the Agents.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                          BORROWER:

                          PACKAGED ICE, INC.


                          By: /s/ Steven J. Janusek
                             ----------------------------------------------
                              Name:   Steven J. Janusek
                              Title:  Chief Financial Officer




                          COLLATERAL AGENT AND LENDER:
                          ABLECO FINANCE LLC

                          By: /s/ Kevin Genda
                             ----------------------------------------------
                              Name:   Kevin Genda
                              Title:  Senior Vice President




                          ADMINISTRATIVE AGENT AND LENDER:

                          THE CIT GROUP/BUSINESS CREDIT, INC.


                          By: /s/ Mark Porter
                             ----------------------------------------------
                              Name:   Mark Porter
                              Title:  Vice President




                          LENDER:

                          MADELEINE L.L.C.


                          By: /s/ Kevin Genda
                             ----------------------------------------------
                              Name:   Kevin Genda
                              Title:  Senior Vice President

                                   SCHEDULE I

CONTINUING LENDERS:

Ableco Finance LLC
Madeleine L.L.C.



ADDITIONAL LENDER:

The CIT Group/Business Credit, Inc.

                                     ANNEX I

                                SCHEDULE 1.01(A)

                              LENDERS' COMMITMENTS







                                                                         Revolving Credit
                           Lender                                           Commitment                   Percentage
-------------------------------------------------------------    ----------------------------------    ---------------
Ableco Finance LLC                                                       $             -0-                    0%

Madeleine L.L.C.                                                         $             -0-                    0%

The CIT Group/Business Credit, Inc.                                      $      38,000,000                  100%

         Total Revolving Credit Commitment                               $      38,000,000                  100%





                                                                             Term Loan
                           Lender                                           Commitment                   Percentage
-------------------------------------------------------------    ----------------------------------    ---------------
Ableco Finance LLC                                                       $      20,000,000                   40%

Madeleine L.L.C.                                                         $      30,000,000                   60%

The CIT Group/Business Credit, Inc.                                      $             -0-                    0%

         Total Term Loan Commitment                                      $      50,000,000                  100%






                                                                               Total
                           Lender                                           Commitment                   Percentage
-------------------------------------------------------------    ----------------------------------    ---------------

Ableco Finance LLC:                                                      $      20,000,000                22.7273%

Madeleine L.L.C.                                                         $      30,000,000                34.0909%

The CIT Group/Business Credit Inc.:                                      $      38,000,000                43.1818%

         Total Commitment                                                $      88,000,000                    100%


                                    ANNEX II

                       FORM OF ACKNOWLEDGEMENT AND CONSENT


         Reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of December 27, 2001 (the "Credit Agreement"), by and among Packaged Ice, Inc., a Texas corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), Ableco Finance LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and The CIT Group/Business Credit, Inc., as successor in interest to Ableco as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and the First Amendment thereto, dated as of January 30, 2002 (the "First Amendment"). All terms used herein which are defined in the Credit Agreement, as amended by the First Amendment, have the same meanings herein as set forth in the Credit Agreement as so amended.

         Each of the undersigned (each, a "Guarantor") is a party to a Guaranty in which such Guarantor unconditionally guarantees the prompt payment, as and when due, whether at maturity, by acceleration or otherwise, of all liabilities (primary, secondary, direct, contingent, sole, joint and/or several) of the Borrower to the Agents and the Lenders, at any time arising under the Credit Agreement or any other Loan Document.

         Each of the undersigned hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date (as defined in the First Amendment) all references in any such Loan Document to "the Credit Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement, as amended by the First Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the ratable benefit of the Lenders, or to grant to the Collateral Agent for the ratable benefit of the Lenders a security interest in or Lien on, any collateral as security for the Obligations of the Borrower or any Guarantor from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, each Guarantor has caused this Acknowledgement and Consent to be executed by an officer thereunto duly authorized, as of the date first above written.



                            GUARANTORS

                            CASSCO ICE & COLD STORAGE, INC.


                            By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                            PACKAGED ICE IP, INC.


                            By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                            REDDY ICE CORPORATION


                            By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                            SOUTHERN BOTTLED WATER COMPANY, INC.


                            By:
                                  --------------------------------------------
                                  Name:
                                  Title: